Exhibit 10.20

                    DEFEASANCE PLEDGE AND SECURITY AGREEMENT
                    ----------------------------------------

     THIS DEFEASANCE PLEDGE AND SECURITY AGREEMENT, dated as of December 22, 2006 (this "Agreement") is made by and among GLIMCHER UNIVERSITY MALL LIMITED PARTNERSHIP, a Delaware limited partnership ("Borrower"), LASALLE BANK NATIONAL ASSOCIATION (f/k/a LaSalle National Bank), as Trustee for Nomura Asset Securities Corporation, Commercial Mortgage Pass-Through Certificates, Series 1998-D6, as secured party (said Trustee and its successors and assigns, "Lender"), and, for the sole purpose of agreeing to the provisions of Sections 6(e), 7, 8, 9(b), 12, 13, 14, 16, 22 and 25 of this Agreement, WELLS FARGO BANK, N.A., as securities intermediary ("Intermediary").

                                    Recitals:

     A. Nomura Asset Capital Corporation ("Original Lender"), made a loan in the original principal amount of $64,898,546.00 (the "Mortgage Loan") to Borrower pursuant to a Loan Agreement dated December 17, 1997 by and between Original Lender and Borrower, as amended by that certain Amendment to Loan Agreement dated March 26, 1998 (as amended, the "Loan Agreement"). The Mortgage Loan is evidenced by a Promissory Note dated December 17, 1997, from Borrower and payable to Original Lender (the "Note").

     B. The Mortgage Loan and Note are secured by, among other things, that certain Mortgage, Assignment of Rents, Security Agreement and Fixture Filing dated December 17, 1997 from Borrower to Original Lender recorded January 7, 1998 in Official Records Book 8861, Page 0466 for Hillsborough County, Florida and that certain Assignment of Leases and Rents, dated December 17, 1997 and recorded January 7, 1998 in Official Records Book 8861, Page 0527 for Hillsborough County, Florida (together, the "Security Instrument") which grants to Original Lender, among other things, a lien on the real and personal property described in said Security Instrument (the "Mortgaged Property"). The Mortgage Loan is further evidenced or secured by various other documents executed by Borrower in favor of Original Lender (together with the Note, the Loan Agreement and Security Instrument, the "Mortgage Loan Documents").

     C. Lender is the current holder of the Note and the other Mortgage Loan Documents.

     D. Pursuant to the Mortgage Loan Documents, Borrower has directed Lender to release the Mortgaged Property from the liens and security interests of the Security Instrument and to release any other collateral or security previously given by Borrower as security for the Mortgage Loan upon Borrower's defeasance of the Mortgage Loan (the "Defeasance").

     E. Borrower is the legal and beneficial owner of the securities listed on Exhibit A hereto (collectively, the "Securities"). Pursuant to the Mortgage Loan Documents, and as a condition precedent to Lender's obligation to release the lien and security interests of the Security Instrument on the Mortgaged Property, Borrower will grant a security interest in the Pledged Collateral (as defined herein) to Lender to secure the payment and performance in full when due of all amounts payable under the Mortgage Loan Documents.

     F. The parties intend that immediately after the execution of this Agreement, Lender, Borrower and SB NASC 1998-D6 Holdings, LLC, a Delaware limited liability company ("Successor Borrower") will enter into, and Intermediary will acknowledge, the Defeasance Assignment, Assumption and Release Agreement of even date herewith (the "Assumption Agreement") pursuant to which, among other things, Borrower will transfer the Pledged Collateral (as hereinafter defined) to Successor Borrower and Successor Borrower will assume certain rights and obligations of Borrower under the Defeasance Documents (as hereinafter defined) in accordance with the terms of the Assumption Agreement. Subject to the terms of the Assumption Agreement, upon the transfer of the Pledged Collateral to Successor Borrower, Successor Borrower automatically shall succeed to and be the "Borrower" hereunder.

     NOW, THEREFORE, for valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

Section 1. Definitions.

     Each capitalized term used and not defined herein shall have the meaning assigned to such term in the Mortgage Loan Documents. The following terms shall have the following meanings when used herein.

     "Account Agreement" means the Defeasance Account Agreement of even date herewith among Borrower, Lender, Servicer, and Intermediary.

     "Accountant's Report" means that certain report of even date herewith regarding the Defeasance from Causey Demgen & Moore Inc., including all schedules thereto.

     "Assumption Agreement" has the meaning set forth in the Recitals.

     "Book-Entry Securities" means U.S. Obligations that are (i) (a) "Book-Entry Securities" as defined in 31 C.F.R. Section 357.2, that have been issued by the United States Department of the Treasury, (b) "Book-Entry GSE Securities" as defined in the regulations of the United States Department of Housing and Urban Development governing direct obligations of FNMA and FHLMC (24 C.F.R. Part 81, as amended), or (c) "Book-Entry Funding Corporation Securities" as defined in the regulations of the United States Department of the Treasury governing securities issued by the REFCO (12 C.F.R. Part 1511, as amended), and (ii) in each case, maintained in the Treasury/Reserve Automated Debt Entry System ("Trades") of the Federal Reserve Bank pursuant to 31 C.F.R. Subpart B.

     "Borrower Address" means:    c/o Glimcher Properties Limited Partnership
                                  150 East Gay Street, 24th Floor
                                  Columbus, OH 43215
                                  Attn:  General Counsel

     "Certificates" means Nomura Asset Securities Corporation Commercial Mortgage Pass-Through Certificates Series 1998-D6.

     "Code" means the Uniform Commercial Code of the State.

     "Custodian" means the Intermediary in its capacity as custodian of the Pledged Collateral Account.

     "Defeasance" has the meaning set forth in the Recitals.

     "Defeasance Certificate" means the Defeasance Certificate executed by Borrower of even date herewith.

     "Defeasance Documents" means this Agreement, the Note, the Loan Agreement (to the extent defined terms and payment terms in the Loan Agreement are by reference incorporated in the Note), the Account Agreement, the Assumption Agreement, the Waiver and Consent and the Defeasance Certificate, all as amended, continued or otherwise modified, provided that, for purposes of any assumption by Successor Borrower herein, the Defeasance Waiver and Consent Agreement and the Defeasance Certificate shall be excluded from this definition.

     "Entitlement Order" means "entitlement order" as defined in Section 8-102 of the Code.

     "Event of Default" has the meaning set forth in Section 9(a).

     "Existing SPE Requirements" means the single purpose entity requirements set forth in the Mortgage Loan Documents.

     "FHLMC" means the Federal Home Loan Mortgage Corporation.

     "FNMA" means the Federal National Mortgage Association.

     "Federal Book-Entry Regulations" means the regulations of (i) the United States Department of the Treasury governing the transfer and pledge of marketable Book-Entry Securities maintained in the form of entries in the TRADES book-entry system in the Federal Reserve Bank, as set forth in 31 C.F.R. Part 357, as amended, (ii) the United States Department of Housing and Urban Development regulations governing the transfer and pledge of securities issued by FNMA or FHLMC, in each case maintained by a Federal Reserve Bank in the form of entries in the Book-Entry System (as defined in Subpart A of 24 C.F.R. Part
81) as set forth in Subpart H of 24 C.F.R. Part 81, and (iii) the U.S. Treasury regulations governing the transfer and pledge of securities issued by REFCO, and maintained by a Federal Reserve Bank in the form of entries in the Book-Entry System (as defined in 12 C.F.R. Part 1511) as set forth in 12 C.F.R. Part 1511.

     "Federal Reserve Bank" means the Federal Reserve Bank at which Intermediary maintains its Participant's Securities Account.

     "Financial Asset" means a "financial asset" as defined under Section 8-102(a)(9) of the Code.

     "Governmental Authority" means any federal, state, local or foreign court, agency, authority, board bureau, commission, department, office or instrumentality of any nature whatsoever or any governmental or quasi-governmental unit, whether now or hereafter in existence, or any officer or official thereof.

     "Guarantor" means, if applicable, any Person that (a) guaranteed, in whole or in part, Borrower's obligations under the Mortgage Loan Documents, or (b) indemnified Lender with respect to any matters set forth in the Mortgage Loan Documents.

     "Intermediary Address" means:   Wells Fargo Bank, N.A.
                                     100 West Washington Street, 22nd Floor
                                     MAC S4101-22E
                                     Phoenix, AZ  85003
                                     Attention:  Corporate Trust Services (CMBS)

     "IRC" means the Internal Revenue Code of 1986, as amended, and applicable temporary or final regulations of the United States Department of the Treasury issued pursuant thereto.

     "Lender Address" means:

                                     c/o Capmark Finance Inc.
                                     200 Witmer Road
                                     Horsham, PA 19044
                                     Attn:  Loan Servicing/Loan #400029644

     "Mortgage Loan" has the meaning set forth in the Recitals.

     "Mortgage Loan Documents" has the meaning set forth in the Recitals.

     "Mortgaged Property" has the meaning set forth in the Recitals.

     "Note" has the meaning set forth in the Recitals.

     "Obligor" means any issuer, guarantor or other obligor with respect to any of the Securities or any Permitted Investment.

     "Optional Prepayment Date" means January 11, 2013.

     "Participant's Securities Account" means a "Participant's Securities Account" (as defined in the applicable Federal Book-Entry Regulations) at a Federal Reserve Bank to which Book-Entry Securities may be credited.

     "Permitted Investment" has the meaning set forth in the Account Agreement.

     "Person" means any individual, corporation, limited liability company, partnership, joint venture, estate, association, joint stock company, trust, unincorporated organization, or government or any agency or political subdivision thereof and any fiduciary acting in such capacity on behalf of any of the foregoing.

     "Pledged Collateral" has the meaning set forth in Section 2.

     "Pledged Collateral Account" means Account No. ________ titled "(__________________) Defeasance" at Intermediary, which is the Securities Account maintained by Intermediary in the name of Lender to which the Securities have been credited.

     "Pledged Entitlements" has the meaning set forth in Section 2(b).

     "Pooling and Servicing Agreement" means the Pooling and Servicing Agreement dated as of March 30, 1998 by and among Nomura Asset Securities Corporation, as Depositor, Amresco Services, L.P., as Servicer, Criimi Mae Services Limited Partnership, as Initial Special Servicer, LaSalle National Bank, as Trustee and ABN AMRO Bank N.V., as Fiscal Agent, as amended, supplemented or modified.

     "Proceeds" means "proceeds" as defined in Section 9-102 of the Code or as defined in the Uniform Commercial Code as in effect in any jurisdiction whose law applies to such proceeds or as defined under other applicable law.

     "REFCO" means the Resolution Funding Corporation.

     "REMIC" means a "real estate mortgage investment conduit" within the meaning of Section 860D of the IRC.

     "Secured Obligations" means the principal amount of the Note outstanding from time to time, as increased or decreased as a result of prepayment, modification or otherwise, and all accrued and unpaid interest thereon and all other obligations, expenses, and liabilities due or to become due to Lender under the Defeasance Documents, including without limitation all costs and expenses incurred by Lender in collecting amounts due under the Defeasance Documents.

     "Securities" has the meaning set forth in the Recitals and are listed on Exhibit A attached hereto.

     "Securities Account" means a securities account as defined in Section 8-501(a) of the Code.

     "Securities Intermediary" means a "securities intermediary" within the meaning of the applicable Federal Book-Entry Regulations and Section 8-102 of the Code.

     "Security Entitlement" means a "security entitlement" as defined in the applicable Federal Book-Entry Regulations with respect to a Book-Entry Security.

     "Security Instrument" has the meaning set forth in the Recitals.

     "Servicer" means the duly authorized loan servicer acting as agent of Lender pursuant to the Pooling and Servicing Agreement. As of the date hereof, Servicer shall mean Capmark Finance Inc., together with its successors and assigns under the Pooling and Servicing Agreement.

     "Single Purpose Entity" means (1) prior to the execution and delivery of the Assumption Agreement, a Person which satisfies the Existing SPE Requirements, and (2) after the execution and delivery of the Assumption Agreement, a Person that satisfies the conditions set forth in Section 1.6 of the Operating Agreement of Successor Borrower dated December____, 2006.

     "State" means the State of New York.

     "Successor Borrower" has the meaning set forth in the Recitals.

     "U.S. Obligations" means "government securities" as such term is defined in
Section 2(a)(16) of the Investment Company Act of 1940, as amended (15 U.S.C. 80a-1, et seq.), that are not subject to prepayment, call or early redemption, that are not certificates of deposit, and that are maintained in the form of entries on the books of a Federal Reserve Bank.

     "Waiver and Consent" means the Defeasance Waiver and Consent Agreement of even date herewith between Borrower and Lender.

Section 2. Pledge.

     As collateral and security for the Secured Obligations, Borrower hereby pledges, assigns, transfers and grants to Lender a continuing first priority security interest in and lien on all of the right, title and interest of Borrower in, to and under the following property (collectively, the "Pledged Collateral"):

     (a) the Securities and any interest of Borrower in the entries on the books of any Securities Intermediary (including Intermediary) pertaining to the Securities;

     (b) the Pledged Collateral Account and all Security Entitlements with respect to the Securities and with respect to any Permitted Investments (the "Pledged Entitlements");

     (c) all Proceeds of the Securities and the Pledged Entitlements, including, without limitation, proceeds of any indemnity, warranty or guarantee payable from time to time with respect to any of the Securities or the Pledged Entitlements, or payments (in any form) made or due and payable to Borrower from time to time in connection with any requisition, confiscation, condemnation, seizure or forfeiture of all or any part of the Securities or the Pledged Entitlements by or on behalf of any Governmental Authority, and any and all other amounts from time to time paid or payable under or in connection with any of the Securities or the Pledged Entitlements; and

     (d) any and all other (i) funds and Financial Assets and Proceeds thereof, including cash (which amount shall not exceed $1,000.00), deposited this date by Borrower into the Pledged Collateral Account, now or hereafter deposited in or credited to the Pledged Collateral Account at Custodian (which account is a Securities Account), (ii) interest and earnings on any of the Pledged Collateral including interest that accrues either before or after the commencement of any bankruptcy or insolvency proceeding by or against Borrower or Successor Borrower, (iii) present and future accounts, general intangibles, chattel paper, contract rights, deposit accounts, instruments and documents (as defined in the Code or in the Uniform Commercial Code as in effect in any jurisdiction whose law applies to such property) now or hereafter relating or arising with respect to the Pledged Collateral Account and/or the use thereof, and (iv) cash and non-cash Proceeds and products of the items described in subclauses (i), (ii) and (iii) of this Section 2(d).

Section 3. Secured Obligations.

     This Agreement secures, and the Pledged Collateral is collateral security for, the payment and performance in full when due, whether at stated maturity, by acceleration or otherwise of all of the Secured Obligations (including, without limitation, the payment of interest and other amounts which would accrue and become due but for the filing of a petition in bankruptcy (whether or not a claim is allowed against Borrower for such interest or other amounts in any such bankruptcy proceeding) or the operation of the automatic stay under the United States Bankruptcy Code, 11 U.S.C. ss. 362(a)).

Section 4. No Release or Assumption of Borrower's Obligations to Others.

     The granting by Borrower to Lender of the security interest in the Pledged Collateral shall not (a) relieve Borrower from the performance of any term, covenant, condition or agreement on Borrower's part to be performed or observed in connection with the Pledged Collateral, (b) relieve Borrower from any liability to any Person other than Lender in connection with the Pledged Collateral and the granting of the security interest therein, (c) impose any obligation on Lender to perform or observe any such term, covenant, condition or agreement to be so performed or observed by Borrower, or (d) impose any liability on Lender for any act or omission on the part of Borrower relating thereto or for any breach of any representation or warranty to any Person other than Lender by Borrower, with respect to the Pledged Collateral or made in connection herewith or therewith. The provisions set forth in this Section 4 shall survive any release of Borrower by Lender set forth in the Defeasance Documents and any termination of this Agreement.

Section 5. Further Assurances.

     Borrower agrees that, upon written request of Lender at any time and from time to time, it will make, execute, endorse, acknowledge and file and refile, or permit Lender to file and refile, such lists, descriptions and designations of the Pledged Collateral, copies of documents of title, vouchers, invoices, schedules, Entitlement Orders, powers of attorney, assignments, confirmatory assignments, supplements, additional security agreements, financing statements, amendments thereto, continuation statements, transfer endorsements and other documents (including, without limitation, this Agreement), in form and in such offices reasonably satisfactory to Lender wherever required or permitted by law in order to perfect, protect and preserve the rights and interests granted to Lender hereunder. Borrower hereby authorizes Lender and appoints Lender as its attorney-in-fact to file such financing statements, continuation statements, amendments thereto and other documents related to the Pledged Collateral to the fullest extent permitted by applicable law as Lender may deem necessary including, without limitation, financing statements containing the description "all assets of Borrower" or "all personal property of Borrower" or similar language. Borrower agrees to do such further acts and things, and to execute and deliver to Lender such additional assignments, agreements and instruments, as Lender may reasonably require to effectuate the purposes of this Agreement, to preserve or protect the lien on the Pledged Collateral created by this Agreement or to assure and confirm unto Lender its rights, powers and remedies hereunder. The foregoing grant of authority is a power of attorney coupled with an interest and such appointment shall be irrevocable for the term of this Agreement. All of the foregoing shall be at the sole cost and expense of Borrower.

Section 6. Borrower Representations, Warranties and Covenants.

     Borrower represents, warrants and covenants as follows as of the date hereof:

     (a) Value. Borrower has received value (as defined in Section 1-201(44) of the Code) for the Secured Obligations and for the granting of the security interest described herein.

     (b) Rights in Pledged Collateral. The Securities exist and Borrower is the owner of good and marketable title to all of the Pledged Collateral, subject only to the liens granted to Lender pursuant to this Agreement.

     (c) No Liens or Other Financing Statements. Except for (i) the liens and the security interest granted to Lender under this Agreement and financing statements filed or to be filed with respect to and covering the lien and security interest granted by Borrower pursuant to this Agreement, and (ii) the assignment of the Pledged Collateral pursuant to the Assumption Agreement,
Borrower:

          (i) holds the Pledged Collateral free and clear of any lien, claim, or encumbrance;

          (ii) has not pledged, assigned, sold, granted a lien on or a security interest in, or otherwise conveyed any of the Pledged Collateral, and shall defend the Pledged Collateral against all claims and demands of all Persons at any time claiming any interest therein adverse to Lender;

          (iii) has not authorized, executed or filed, and has no knowledge of any control agreement or financing statement (or similar statement or instrument of registration under the law of any jurisdiction) covering or purporting to cover any interest of any kind in the Pledged Collateral, other than the Account Agreement; and so long as Borrower remains obligated to pay the Secured Obligations, Borrower shall not enter into any such control agreement or execute, file or authorize to be filed in any public office any financing statement (or similar statement or instrument of registration under the law of any jurisdiction) or statements relating to the Pledged Collateral; and

          (iv) is not aware of any judgment liens or tax liens against Borrower.

     (d) Perfection. All of the Securities are U.S. Obligations. Borrower has taken or caused, or authorized and directed, other Persons to take all actions necessary to effect the creation and perfection of Lender's security interest in the Securities and other Pledged Collateral. This Agreement, together with the book entries described in Section 6(f) below and any other actions taken with respect to the Pledged Collateral pursuant to this Agreement, create a valid and perfected first priority security interest in the Pledged Collateral in favor of Lender pursuant to the Code, securing the Secured Obligations, and enforceable as such as against creditors of and purchasers from Borrower, subject to bankruptcy, insolvency and other similar laws affecting the rights of creditors generally.

     (e) Actions With Respect to Securities. Borrower shall cause the Securities to be credited to Intermediary's Participant's Securities Account maintained at the Federal Reserve Bank at which Intermediary maintains a Participant's Securities Account, and to be identified on the records of such Federal Reserve Bank as being held for the sole and exclusive account of Intermediary. Borrower does hereby (i) direct Intermediary to credit by book-entry such Securities to the Pledged Collateral Account and hold the same for the sole and exclusive account of Lender pursuant to the Defeasance Documents, and (ii) direct Intermediary to send a written confirmation to Lender that Intermediary has so credited the Securities to such Pledged Collateral Account and is holding the Securities for the sole and exclusive account of Lender in accordance with the terms of the Defeasance Documents. Borrower hereby agrees that Intermediary is the Securities Intermediary at which the Pledged Collateral Account of Lender is maintained. Borrower hereby directs Intermediary to comply with all Entitlement Orders of Lender with respect to the Pledged Collateral.

     (f) Pledged Collateral. The list of the Securities is complete and accurate, and all of the Securities are Book-Entry Securities. If the Securities include securities identified as obligations of FHLMC or FNMA, they are direct debt obligations of such agency, and if the Securities include securities identified as obligations of REFCO, they are interest-only strips that are direct obligations of REFCO. On the date hereof all information set forth herein (including the exhibits hereto) and, to the best of Borrower's knowledge, in the Accountant's Report (including the Schedules thereto), or otherwise provided to Lender by Borrower, is accurate and complete in all material respects. None of the Securities is subject to prepayment call or early redemption; and all of the Securities are payable in United States Dollars.

     (g) Single Purpose Entity. Borrower is a Single Purpose Entity, and Borrower shall continue to be a Single Purpose Entity until the earlier of the date on which (i) Borrower has transferred all of its right, title and interest in the Pledged Collateral in accordance with the terms of the Defeasance Documents, or (ii) all Secured Obligations have been paid in full and satisfied.

     (h) Litigation. There is no litigation or other proceeding against Borrower pending or overtly threatened, by written communication to Borrower, wherein an unfavorable decision (i) would affect Borrower's title to the Pledged Collateral, or (ii) might reasonably result in a material adverse change in the financial condition of Borrower or its ability to legally perform its obligations under the Defeasance Documents.

     (i) Transfers. Borrower will not, until the earlier of the date on which
(i) Borrower has transferred all of its right, title and interest in the Pledged Collateral in accordance with the terms of the Defeasance Documents, or (ii) all Secured Obligations have been paid in full and satisfied: (x) sell, assign, transfer, convey or otherwise dispose of, or (y) grant a security interest in, pledge, lien, or otherwise encumber, any direct interest in Borrower, or more than 49% of the indirect interests, in the aggregate, in Borrower, or in its manager or managing member, without the prior written consent of Lender and the Rating Agencies.

Section 7. Intermediary Representations, Warranties and Covenants.

     Intermediary hereby represents, warrants and covenants that:

     (a) it is a Securities Intermediary and will, for so long as it remains Intermediary at all times act in that capacity in connection with the Pledged Collateral;

     (b) it is an Eligible Institution (as defined in the Account Agreement);

     (c) all of the Securities are U.S. Obligations;

     (d) the Securities have been credited to the Participant's Securities Account maintained by Intermediary at the Federal Reserve Bank free and clear of any liens, claims, interests or encumbrances;

     (e) the Pledged Collateral Account is, and will at all times be maintained as, a Securities Account;

     (f) the Pledged Entitlements have been and will continue to be credited, by accurate book entry, to and maintained in, the Pledged Collateral Account maintained by Intermediary for the benefit of Lender, and Lender is the holder of all Security Entitlements with respect to the Securities;

     (g) Lender has and shall continue to have "control" (as defined in Section 8-106 of the Code) over the Securities, the Pledged Entitlements and the other Pledged Collateral;

     (h) it has received no actual notice of, and has no actual knowledge of, any "adverse claim" (as defined in the Code) or lien or encumbrance as to the Pledged Collateral (including, but not limited to, any claim, lien or encumbrance in favor of the United States or any state) other than the lien created under the Defeasance Documents;

     (i) each item of property (including, but not limited to, any item of "investment property" (as defined under the Code), security instrument or cash, and every Security Entitlement in any of the foregoing) credited to the Pledged Collateral Account shall be treated by Intermediary as a Financial Asset subject to this Agreement; and

     (j) without limitation of any of the foregoing, it shall comply with all written Entitlement Orders originated by Lender without consent of Borrower or any other Person, and has not accepted, and shall not accept, Entitlement Orders from any Person other than Lender except as authorized in writing by Lender in accordance with the Account Agreement.

Section 8. Covenants Concerning the Pledged Collateral.

     Intermediary and Borrower hereby covenant, each as to itself, that:

     (a) Waiver of Liens. It waives and releases, solely for the benefit of Lender, any and all claim, lien, encumbrance or right of set off that it may now or hereafter have against the Pledged Collateral or any portion thereof.

     (b) Protection of Lender's Security. It shall not take any action that impairs the rights of Lender in the Pledged Collateral or the perfection of the security interests created hereunder.

     (c) Payments. So long as no Event of Default shall have occurred and be continuing, all distributions, cash, interest, earnings, return of capital or other payments made in respect of the Pledged Collateral shall be deposited in the Pledged Collateral Account and utilized in accordance with the provisions of the Defeasance Documents (which utilization shall include, without limitation, the payment of scheduled installments due under the Note and the final payment on the Optional Prepayment Date of the entire balance of the Mortgage Loan). At all times, whether before or during the continuation of any Event of Default, all rights to enforce and collect payments in respect of the Pledged Collateral or to direct the disposition thereof shall be exercised exclusively by Lender and the proceeds of any such exercise shall be applied to Borrower's obligations under the Defeasance Documents. In the event that any payments in respect of the Pledged Collateral are made directly to Borrower, Borrower shall hold such amounts as agent and trustee for Lender, segregate all amounts received pursuant thereto in a separate account and pay such amounts promptly to or as directed by Lender.

     (d) Transfers or Liens. Except for the transfer of the Pledged Collateral contemplated herein and in the Assumption Agreement, it shall not (i) sell, convey, assign or otherwise dispose of, or grant any security interest, pledge, covenant, lien, option, right or warrant or other encumbrance, whether junior or senior to the interest of Lender with respect to any of the Pledged Collateral, except to the extent Intermediary is permitted or required to transfer its rights and obligations to a successor intermediary pursuant to Sections 4 and 7 of the Account Agreement, or (ii) create or, by its action or inaction, permit to exist any lien upon or with respect to any Pledged Collateral, except for the lien evidenced by this Agreement.

Section 9. Default; Remedies upon Default; Obtaining the Pledged Collateral upon
           Event of Default.

     (a) The occurrence and continuation of one or more of the following shall constitute an "Event of Default" hereunder:

          (i) Any default in the payment when due of any principal of or interest on the Mortgage Loan, including the payment of the entire balance of the Mortgage Loan due on the Optional Prepayment Date, or default in the payment when due of any other amount payable with respect to the Secured Obligations, beyond any notice, grace and cure periods, if any, provided in the Note other than any action or failure to act on the part of the Securities Intermediary, Lender or Servicer; or

          (ii) Any representation, warranty or certification made by any Person for the benefit of Lender in any Defeasance Document (or in any modification or supplement thereto), or in any certificate, report, financial statement or other item furnished to Lender in connection with this transaction shall prove to have been false or misleading in any material respect as of the time made or furnished and, if this shall be a result of conduct of a party other than Successor Borrower, such default results, or is likely, in Lender's reasonable determination to result, in a default under Section 9(a)(i); or

          (iii) Any of the Defeasance Documents shall be rescinded (other than as a result of the termination of the Account Agreement by Lender) or declared null and void, or shall fail to create or perfect the liens, rights, powers and privileges purported to be created thereby (including a perfected security interest in and lien on all of the Pledged Collateral, subject to no equal or prior lien) and is not immediately reinstated or remedied, and, if this shall be a result of conduct of a party other than Successor Borrower, such default results, or is likely, in Lender's reasonable determination to result, in a default under Section 9(a)(i); or

          (iv) The Pledged Collateral or any part thereof or interest therein, or any direct interest in Successor Borrower, or more than 49% of the indirect interests, in the aggregate, in Successor Borrower or in its manager or managing member, becomes subject to any security interest, pledge, covenant, lien, or other encumbrance, whether junior or senior to the interest of Lender; or

          (v) The Pledged Collateral or any part thereof or interest therein, or any direct interest in Successor Borrower, or more than 49% of the indirect interests, in the aggregate, in Successor Borrower or in its manager or managing member is sold, assigned, transferred, conveyed or otherwise disposed of or is the subject of any attempted sale, assignment, transfer or conveyance without written consent of Lender and the Rating Agencies; or

          (vi) Any party to the Defeasance Documents other than Lender shall default in the performance of any of the other obligations to Lender under the Defeasance Documents and such default shall continue unremedied for a period of thirty (30) days after notice thereof and, if this shall be a result of conduct of a party other than Borrower or Successor Borrower, such default results, or is likely, in Lender's reasonable determination to result, in a default under Section 9(a)(i); or

          (vii) Borrower (prior to the expiration of any preference period affecting the Pledged Collateral) or Successor Borrower shall admit in writing its inability to, or be generally unable to, pay its debts as such debts become due; or

          (viii) Borrower (prior to the expiration of any preference period affecting the Pledged Collateral) or Successor Borrower shall make a general assignment for the benefit of its creditors; or

          (ix) Borrower shall be terminated, dissolved or liquidated (as a matter of law or otherwise); or

          (x) Successor Borrower shall at any time cease to be a Single Purpose Entity in good standing in its state of organization; or

          (xi) A proceeding or case shall be commenced, with or without the application or consent of Borrower (prior to the expiration of any preference period affecting the Pledged Collateral) or Successor Borrower as debtor, seeking (A) such debtor's liquidation, reorganization, dissolution or winding-up, or the composition or readjustment of its debts,
     (B) the appointment of a trustee, receiver, custodian, liquidator or the like of such debtor for all or any part of its assets, (C) relief in respect of such debtor under the United States Bankruptcy Code or (D) similar relief in respect of such debtor under any law relating to bankruptcy, insolvency, reorganization, winding-up, or composition or adjustment of debts, which proceeding or case is not dismissed within sixty
     (60) days after filing, and in any such proceeding in which Borrower is the debtor any claim shall be asserted that all or any portion of the Pledged Collateral is an asset of the debtor's estate, or any aspect of the transaction effected pursuant to the Defeasance Documents, or any exercise by Lender of its rights or remedies thereunder, is challenged, voided, rescinded or set aside, or is subject to any stay or injunction; or

          (xii) Borrower or Successor Borrower shall take any action that (A) causes any REMIC formed pursuant to the Pooling and Servicing Agreement to lose its status as a REMIC or (B) subjects any such REMIC to any tax under Chapter I, Subchapter M of the IRC.

     (b) If an Event of Default, which remains uncured after all applicable grace periods, if any, shall have occurred and be continuing, then and in every such case, Lender may, at its sole option, take any one or more or all of the following actions:

          (i) instruct the Obligor or Obligors on the Securities or any agreement, instrument or other obligation constituting Pledged Collateral to make any payment required by the terms of such instrument, agreement or obligation directly to Lender or as directed by Lender;

          (ii) cause all book entries in the records of Intermediary with respect to the Securities to be changed or modified to show Lender or a designee of Lender as the record owner of the Securities;

          (iii) exercise all the rights and remedies of a secured party under the Code with respect to the Pledged Collateral;

          (iv) seek specific performance of, or enjoin actions in violation of, any party's obligations to Lender under the Defeasance Documents; and

          (v) exercise all other available rights, privileges and remedies, at law or in equity, with respect to the Pledged Collateral, and may exercise such rights and remedies either in the name of Lender or in the name of Borrower for the use and benefit of Lender to the fullest extent permitted by applicable law.

     (c) The proceeds of the exercise by Lender of any remedy hereunder shall be paid to Lender and applied, in such order of priority and amounts as Lender in its discretion shall deem proper, to the payment of all costs and expenses of any suit and of all proper compensation, expenses, liabilities and advances, including expenses and attorneys' fees, owed to, incurred by or made by Lender and all taxes, assessments or liens superior to the lien hereof; to the payment of all amounts due and owing in respect of the Secured Obligations; to the payment of the expenses of the Lender or Servicer or any other party to the Pooling and Servicing Agreement with respect to its obligations thereunder and the fees or expenses of any party to the Defeasance Documents (other than Borrower or Successor Borrower) to the extent the same is permitted in such Defeasance Documents; and the balance, if any, to Borrower or to another Person lawfully entitled thereto as determined by a court of competent jurisdiction.

     (d) The parties acknowledge and agree that the Securities are sold on a recognized market and, accordingly, Lender need not furnish Borrower with notice of its intention to sell the Securities. If, however, applicable law requires such notice, then upon the occurrence and during the continuance of an Event of Default, Lender may, upon ten (10) business days' prior written notice to Borrower of the time and place (except as provided to the contrary in the final sentence of this paragraph), sell, assign or otherwise dispose of all or any part of the Pledged Collateral or any part thereof that shall then be in, or shall thereafter come into, the possession, custody or control of Lender or any of its agents, at such place or places as Lender deems appropriate, and for cash or for credit or for future delivery, at public or private sale, without demand of performance or notice of intention to effect any such disposition or of the time or place thereof (except such notice as is required above or required by applicable statute, and cannot be waived), and Lender or anyone else may be the purchaser, assignee or recipient of any or all of the Pledged Collateral so disposed of at any public sale (or, to the extent permitted by law, at any private sale) and thereafter hold the same absolutely, free from any claim or right of any kind, including any right of equity of redemption (statutory or otherwise) of Borrower, and Borrower hereby expressly waives and releases any such demand of performance, notice (other than the notice set forth above and any non-waivable statutory notice) and right of equity of redemption. Lender may, without notice or publication, adjourn any public or private sale or cause the same to be adjourned from time to time by announcement at the time and place fixed for the sale, and such sale may be made at any time or place to which the sale may be so adjourned.

The proceeds of each collection, sale or other disposition under this Section 9(d) shall be applied in accordance with Section 9(c) hereof.

     (e) Private Sale. Lender shall incur no liability as a result of the sale of the Pledged Collateral, or any part thereof, at any private sale pursuant to
Section 9(d) hereof conducted in a commercially reasonable manner and in accordance with the Code. Borrower hereby waives any claims against Lender arising by reason of the fact that the price at which the Pledged Collateral may have been sold at any such private sale was less than the price that might have been obtained at a public sale or was less than the aggregate amount of the Secured Obligations, even if Lender accepts the first offer received and does not offer the Pledged Collateral to more than one offeree.

Section 10. No Waiver; Cumulative Remedies.

     (a) No failure on the part of Lender to exercise, no course of dealing with respect to, and no delay on the part of Lender in exercising, any right, power or remedy hereunder shall operate as a waiver thereof. No single or partial exercise of any such right, power or remedy hereunder shall preclude any other or further exercise thereof or the exercise of any other right, power or remedy. The remedies herein provided are cumulative and are not exclusive of any remedies provided at law or in equity.

     (b) In the event Lender shall have instituted any proceeding to enforce any right, power or remedy under this Agreement, and such proceeding shall have been discontinued or abandoned for any reason or shall have been determined adversely to Lender, then and in every such case, Borrower, Lender and each other party to any of the Defeasance Documents shall be restored to their respective former positions and rights hereunder with respect to the Pledged Collateral, and all rights, remedies and powers of Lender shall continue as if no such proceeding had been instituted.

Section 11. Lender May Perform; Lender Appointed Attorney-in Fact.

     If Borrower fails to do any act or thing that Borrower has covenanted to do hereunder or if any warranty on the part of Borrower contained herein shall be breached and such breach continues beyond any applicable grace or notice period, Lender or Servicer may (but shall not be obligated to), upon prior written notice to Borrower specifying the action to be taken, do the same or cause it to be done or remedy any such breach, and may expend funds for such purpose. Any and all amounts so expended by Lender or Servicer (including, but not limited to, reasonable legal expenses and disbursements) shall be paid by Borrower promptly upon demand therefor, with interest at the default rate specified in the Note, during the period from the date on which such payment is made to and including the date of repayment. Borrower hereby authorizes Lender and Servicer and appoints Lender and Servicer as its attorneys-in-fact, with full authority in the place and stead of Borrower and in the name of Borrower, or otherwise, from time to time in Lender's or Servicer's reasonable discretion to take any action and to execute any instrument which is consistent and in accordance with the terms of this Agreement and the other Defeasance Documents and which Lender or Servicer may deem reasonably necessary or advisable to accomplish the purposes of this Agreement and the other Defeasance Documents. The foregoing grant of authority is a power of attorney coupled with an interest and such appointment shall be irrevocable for the term of this Agreement. Borrower hereby ratifies all actions that such attorney shall lawfully take or cause to be taken in accordance with this Section 11.

Section 12. Modification in Writing.

     This Agreement, and any provisions hereof, may not be modified, amended, waived, extended, changed, discharged or terminated orally or by any act or failure to act on the part of Borrower or Lender, but only by an agreement in writing and signed by Borrower, Lender and with respect to Sections 6(e), 7, 8, 9(b), 12, 13, 14, 16, 22 and 25 of this Agreement, the Intermediary. Any amendment, modification or supplement of or to any provision of this Agreement, any waiver of any provision of this Agreement, and any consent to any departure by Borrower from the terms of any provision of this Agreement shall be effective only in the specific instance and for the specific purpose for which made or given.

Section 13. Termination; Release.

     When all of the Secured Obligations have been satisfied, performed in full, and released, this Agreement shall terminate. Upon termination of this Agreement or any release of Pledged Collateral in accordance with the provisions of the Defeasance Documents, Lender shall upon the request and at the sole cost and expense of Borrower forthwith assign, transfer and deliver, and shall direct Intermediary, to assign, transfer and deliver, to Borrower against receipt and without express or implied recourse to or warranty by Lender (i) such of the

Pledged Collateral to be released as may be in possession of Lender or Intermediary and as shall not have been sold or otherwise applied pursuant to the terms hereof, and (ii) proper instruments (including Code termination statements) acknowledging the termination of this Agreement or the release of the lien of the Pledged Collateral, as the case may be.

Section 14. Notices.

     All notices or other communications hereunder by any party to the other party shall be in writing and shall be delivered by first class certified mail, postage prepaid, return receipt requested or by nationally-recognized commercial overnight courier. Such notices or communications shall be deemed to be received by the addressee on the third (3rd) day following the day such notice is deposited with the United States postal service first class certified mail, postage prepaid, return receipt requested, or on the first (1st) business day after deposit with such overnight courier, in either case addressed to the Borrower Address, Lender Address or Intermediary Address, as applicable, for the party to whom such notice is to be given, or to such other address as Borrower, Lender or Intermediary, as the case may be, shall in like manner designate in writing by prior written notice to the other parties hereto. Except where notice is specifically required by this Agreement, the other Defeasance Documents or applicable law, no notice to or demand on Borrower in any case shall entitle Borrower to any other or further notice or demand in similar or other circumstances.

Section 15. Continuing Security Interest; Assignment.

     This Agreement shall create a continuing security interest in the Pledged Collateral and shall (i) be binding upon each party hereto and each of its successors and assigns, and (ii) inure to the benefit of Lender and its successors and assigns. Without limiting the generality of the foregoing clause
(ii), Lender may assign or otherwise transfer any of the Secured Obligations to any other Person, and such other Person shall thereupon become vested with all the benefits in respect thereof granted to Lender, herein or otherwise. Except for the assignment to Successor Borrower contemplated by the terms and conditions of the Assumption Agreement, Borrower shall not, without the written consent of Lender and, if necessary, each Rating Agency that has issued a rating of the Certificates, assign its rights under this Agreement.

Section 16. Governing Law; Venue.

     THE INTERMEDIARY AGREES THAT FOR ALL PURPOSES, INCLUDING SECTION 8-110(E) OF THE CODE AND THE FEDERAL BOOK-ENTRY REGULATIONS, THE STATE OF NEW YORK SHALL BE THE "SECURITIES INTERMEDIARY'S JURISDICTION" (AS DEFINED IN THE CODE AND THE FEDERAL BOOK-ENTRY REGULATIONS).

     THIS AGREEMENT, THE CREATION, ATTACHMENT, PERFECTION, EFFECT OF PERFECTION OR NON-PERFECTION AND PRIORITY OF THE RIGHTS AND INTERESTS OF LENDER IN THE PLEDGED COLLATERAL, AND ALL OTHER RIGHTS AND OBLIGATIONS OF THE PARTIES HEREUNDER SHALL IN ALL RESPECTS BE GOVERNED BY, AND CONSTRUED AND ENFORCED IN ACCORDANCE WITH, THE LAWS OF THE STATE, INCLUDING THE CODE AND INCLUDING NEW YORK GENERAL OBLIGATIONS LAW SECTIONS 5-1401 AND 5-1402 BUT OTHERWISE WITHOUT REGARD TO LAWS OF THE STATE CONCERNING CONFLICTS OF LAWS OR CHOICE OF FORUM.

     BORROWER, LENDER AND INTERMEDIARY HEREBY IRREVOCABLY SUBMIT TO PERSONAL JURISDICTION IN THE STATE AND TO THE NON-EXCLUSIVE JURISDICTION OF ANY NEW YORK STATE OR FEDERAL COURT SITTING IN THE CITY OF NEW YORK OVER ANY SUIT, ACTION OR PROCEEDING ARISING OUT OF OR RELATING TO THIS AGREEMENT. JURISDICTION AND VENUE OF ANY ACTION BROUGHT TO ENFORCE THIS AGREEMENT OR ANY OTHER DEFEASANCE DOCUMENT OR ANY ACTION RELATING TO THE TRANSACTIONS CONTEMPLATED HEREBY OR THE RELATIONSHIPS CREATED BY OR UNDER THE DEFEASANCE DOCUMENTS ("ACTION") SHALL, AT THE ELECTION OF LENDER, BE IN (AND IF ANY ACTION IS ORIGINALLY BROUGHT IN ANOTHER VENUE, THE ACTION SHALL AT THE ELECTION OF LENDER BE TRANSFERRED TO) A STATE OR FEDERAL COURT OF APPROPRIATE JURISDICTION LOCATED IN THE STATE. BORROWER, LENDER AND INTERMEDIARY HEREBY CONSENT AND SUBMIT TO THE PERSONAL JURISDICTION OF THE COURTS OF THE STATE AND OF FEDERAL COURTS LOCATED IN THE STATE IN CONNECTION WITH ANY ACTION AND HEREBY WAIVE ANY AND ALL PERSONAL RIGHTS UNDER THE LAWS OF ANY OTHER STATE TO OBJECT TO JURISDICTION WITHIN THE STATE RELATING TO ANY ACTION. BORROWER, LENDER AND INTERMEDIARY HEREBY WAIVE AND AGREE NOT TO ASSERT, AS A DEFENSE TO ANY ACTION OR A MOTION TO TRANSFER VENUE OF ANY ACTION, (I) ANY CLAIM THAT IT IS NOT SUBJECT TO SUCH JURISDICTION; (II) ANY CLAIM THAT ANY ACTION MAY NOT BE BROUGHT AGAINST IT OR IS NOT MAINTAINABLE IN THOSE COURTS OR THAT THIS AGREEMENT MAY NOT BE ENFORCED IN OR BY THOSE COURTS, OR THAT IT IS EXEMPT OR IMMUNE FROM EXECUTION; (III) THAT THE ACTION IS BROUGHT IN AN INCONVENIENT FORUM; OR (IV) THAT THE VENUE FOR THE ACTION IS IN ANY WAY IMPROPER.

Section 17. Severability of Provisions.

     Any provision of this Agreement which is prohibited or determined by a court of law to be unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof or affecting the validity or enforceability of such provision in any other jurisdiction.

Section 18. Execution in Counterparts.

     This Agreement and any amendments, waivers, consents or supplements to this Agreement may be executed in any number of counterparts and by different parties to this Agreement in separate counterparts, each of which when so executed and delivered shall be deemed to be an original, but all such counterparts shall constitute one and the same Agreement.

Section 19. Headings, Recitals; Exhibits.

     The Section headings used in this Agreement are for convenience of reference only and shall not affect the construction of this Agreement, but the Recitals herein and the Exhibits attached hereto are hereby incorporated into and made a part of this Agreement.

Section 20. Entire Agreement; Successors and Assigns.

     This Agreement, together with those other agreements referenced herein, constitutes the entire agreement and understanding of the parties to this Agreement with respect to the matters and transactions contemplated by this Agreement and supersedes all prior agreements and understandings whatsoever relating to such matters and transactions. This Agreement shall be binding upon and, subject to Section 15 above, shall inure to the benefit of the successors and assigns of the parties to this Agreement.

Section 21. Limitation on Duty of Lender in Respect of Collateral.

     Beyond the exercise of reasonable care in the custody thereof, Lender shall have no duty as to any Pledged Collateral in its possession or control or in the possession or control of any agent or bailee or any income thereon or as to the preservation of rights against prior parties or any other rights pertaining thereto. Lender shall be deemed to have exercised reasonable care in the custody and preservation of the Pledged Collateral in its possession if the Pledged Collateral is accorded treatment substantially equal to that which Lender accords its own property, and shall not be liable or responsible for any loss or damage to any of the Pledged Collateral, or for any diminution in the value thereof, by reason of the act or omission of any agent or bailee selected by Lender in good faith.

Section 22. Indemnification.

     Borrower agrees to indemnify Lender, Intermediary and Servicer (collectively, the "Indemnitees" and individually, an "Indemnitee") and hold such Indemnitees harmless from and against any and all liabilities, losses, damages, costs and expenses of any kind, including, without limitation, the reasonable fees and disbursements of counsel, which may be incurred by any Indemnitee in connection with any Indemnitee's actions hereunder or in connection with any investigative, administrative or judicial proceedings (whether or not such Indemnitee shall be designated a party thereto) relating to or arising out of this Agreement, the Pledged Collateral or the other Defeasance Documents (including, without limitation, any such proceeding by Borrower against any Indemnitee or by any Indemnitee against Borrower); provided that no Indemnitee shall have the right to be indemnified hereunder for its own negligence or willful misconduct as determined by a court of competent jurisdiction.

Section 23. Authority.

     Any Person executing this Agreement in a fiduciary or other representative capacity represents that it has full power and authority to do so and that any applicable or required court, company, partnership, corporate or other authority has been duly and properly given and continues as of the date hereof.

Section 24. Insufficient Funds.

     If, at any time the funds available in the Pledged Collateral Account are insufficient to satisfy all obligations then due under the Note or under any other Defeasance Document (other than any insufficiency resulting from the failure of an Obligor to make timely payments with respect to the Securities), Borrower shall, immediately upon receipt of written notice from Lender or Intermediary, deposit into the Pledged Collateral Account, an amount sufficient to pay the entire shortfall.

Section 25. Waiver of Trial by Jury.

     BORROWER, LENDER AND INTERMEDIARY EACH HEREBY AGREES NOT TO ELECT A TRIAL BY JURY OF ANY ISSUE TRIABLE OF RIGHT BY JURY, AND WAIVES ANY RIGHT TO TRIAL BY JURY FULLY TO THE EXTENT THAT ANY SUCH RIGHT SHALL NOW OR HEREAFTER MAY EXIST WITH REGARD TO THIS AGREEMENT OR ANY DOCUMENT RELATED THERETO, OR ANY CLAIM, COUNTERCLAIM OR OTHER ACTION ARISING IN CONNECTION THEREWITH. THIS WAIVER OF RIGHT TO TRIAL BY JURY IS GIVEN KNOWINGLY AND VOLUNTARILY BY BORROWER, LENDER AND INTERMEDIARY, AND IS INTENDED TO ENCOMPASS INDIVIDUALLY EACH INSTANCE AND EACH ISSUE AS TO WHICH A RIGHT TO TRIAL BY JURY WOULD OTHERWISE ACCRUE. BORROWER, LENDER AND INTERMEDIARY EACH IS HEREBY AUTHORIZED TO FILE A COPY OF THIS SECTION IN ANY PROCEEDING AS CONCLUSIVE EVIDENCE OF THIS WAIVER BY EACH OTHER.

                         [Signatures On Following Page]

     IN WITNESS WHEREOF, each of the parties hereto has caused this Agreement to be executed and delivered by its duly authorized officer as of the date first above written.


BORROWER:                  GLIMCHER UNIVERSITY MALL LIMITED PARTNERSHIP,
                           a Delaware limited partnership

                           By:  Glimcher Tampa, Inc., a Delaware
                                corporation, its general partner

                                By:____________________________
                                Name: George A. Schmidt
                                Title: Executive Vice President


                     [Signatures continue on following page]

     IN WITNESS WHEREOF, each of the parties hereto has caused this Agreement to be executed and delivered by its duly authorized officer as of the date first above written.

                            LENDER:
                            -------

                            LASALLE BANK NATIONAL ASSOCIATION (f/k/a
                            LaSalle National Bank), as Trustee For Nomura Asset Securities Corporation, Commercial
                            Mortgage Pass-Through Certificates, Series 1998-D6

                            By: Capmark Finance Inc., a California corporation,
                                its authorized agent

                                By: ___________________________SEAL]
                                Name: Jillian M. Brittin
                                Title: Vice President


                     [Signatures continue on following page]

Wells Fargo Bank, N.A., acting in its capacity as Securities Intermediary, acknowledges its agreement to be bound by the provisions set forth in Sections 6(e), 7, 8, 9(b), 12, 13, 14, 16, 22 and 25 of this Defeasance Pledge and Security Agreement, as of the date first written above.


                              WELLS FARGO BANK, N.A.,
                              a national banking association


                              By:_____________________________________
                              Name:___________________________________
                              Its:____________________________________

                                    EXHIBIT A
                                    ---------

                                   SECURITIES